FIRST AMENDMENT TO CREDIT AGREEMENT


      THIS AMENDMENT is dated as of the 30th day of Octo ber, 1994 (the "First Amendment") among TEXTRON INC., a Dela ware corporation (including its successors and assigns as permitted by the Credit Agreement as defined below, "Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Lender" and collectively as "Lenders"), and BANKERS TRUST COMPANY ("Bankers"), as Adminis trative Agent for Lenders ("Agent").

                             RECITALS

      WHEREAS,  Company, the lenders listed therein  and  Agent
entered  into a credit agreement dated as of November  1,  1993
("Credit Agreement"); and

      WHEREAS, Company, Lenders and Agent desire to amend the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agent agree as follows:

          1. Subsection 2.7A(i)(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) Each Eurodollar Rate Loan shall bear interest on the unpaid principal amount thereof for the applicable Interest Period at an interest rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted Eurodollar Rate. The "Applicable Margin" for any Interest Period means the applicable percentage amount set forth in the table below based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the Interest Rate Determination Date for such Interest Period:

          Rating Category*           Applicable Margin
          A/A2 or higher                   .2250%
          A-/A3                            .2500%
          BBB+/Baal                        .3125%
          BBB/Baa2                         .3550%
          BBB-/Baa3 or lower
                or no rating               .4250%

_______________
* In the case of "split" ratings ( i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the Applicable Margin will be based upon the higher of the two ratings."

           2. Subsection 2.8A(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(A) Facility Fees. (i) The Company shall pay to the Agent for the account of the Banks a facility fee as set forth in the table below, accrued from and including the Effective Date to and including the Final Maturity Date, on the daily average aggregate amount of the Commitments (whether used or unused) based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the beginning of each fiscal quarter of the Company:

          Rating Category*              Facility Fee
          A/A2 or higher                   .1250%
          A-/A3                            .1500%
          BBB+/Baal                        .1875%
          BBB/Baa2                         .2250%
          BBB-/Baa3 or lower
                or no rating               .2500%


_______________
* In the case of "split" ratings ( i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the facility fee will be based upon the higher of the two ratings."

     3.   The Final Maturity Date is hereby extended to October
29, 1997 and the Facility Extension Date is hereby extended to October 29, 1995.

     4. The execution and delivery of this First Amendment by the Company is deemed a certification by the Company that (i) the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this First Amendment, are true and correct on and as of the date hereof as if made on and as of the date hereof, (ii) there exists no Event of Default or Potential Event of Default on and as of the date hereof and
(iii) between November 1, 1993 and October 30, 1994 there have been no changes in generally accepted accounting principles which have had a material effect on the Company's financial condition.

      5. This First Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and condi tions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

      6. As permitted by Section 10.16 of the Credit Agree ment, this First Amendment may be executed in any number of counterparts and by different parties hereto in separate coun terparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Subject to the prior execution of a counterpart of this First Amendment by each of the parties hereto and delivery of copies hereof to Company and Agent, this First Amendment shall be deemed effec tive as of October 30, 1994.

      7. Certain Computations. All interest, fees and other amounts accruing under the Credit Agreement on or prior to, or determined in respect of any day accruing on or prior to October 30, 1994 shall be computed and determined as provided in this Agreement before giving effect to this First Amendment.

      8.    THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND  CON
STRUED  IN ACCORDANCE WITH, THE LAWS OF THE STATE OF  NEW  YORK
WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

      WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                 Borrower
                                 TEXTRON INC.


                                 By:  /s/ Brian T. Downing
                              Title:  Vice President and Treasurer

ABN-Amro Bank, N.V.



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